UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __)

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Under Section 240.14a-12

Atheros Communications, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Atheros Communications, Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Atheros Communications, Inc.

Commission File No.: 0-50534

January 5, 2011 Qualcomm Acquisition of Atheros Atheros Employee Discussions Qualcomm Acquisition of Atheros Atheros Employee Discussions

Safe Harbor Statement
Safe Harbor Statement
Note on Forward-Looking Statements
Certain statements in this presentation, including, but not limited to, statements regarding the expected benefits and costs of the transaction; the expected timing of the completion of the transaction; any statements of the plans, strategies and objectives of management for future operations; and any statements of assumptions underlying any of the foregoing are forward-looking statements within the meaning of the Private Securities
Reform Act of 1995 that are subject to risks and uncertainties that could cause results to be materially different than those discussed in these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the anticipated benefits of the proposed merger may not be realized; that the merger will not be consummated; failure to receive regulatory or stockholder approval for the acquisition; risks associated with acquisitions, including the ability to successfully integrate technologies, employees and operations;
diversion of management’s attention and retaining key employees; and other risks detailed from time to time in the reports Atheros files with the Securities and Exchange Commission including Atheros’ Form 10-K for the year ended December 31, 2009 and Form 10-Q for the quarter ended September 30, 2010.  Copies of reports
Atheros files with the SEC are posted on its Web site and are available from Atheros without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, Atheros disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

Important Additional Information and Where You Can Find It
Important Additional Information and Where You Can Find It

Atheros will file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction (the “Merger”).  Investors and stockholders are urged to read the proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information regarding QUALCOMM, Atheros, the proposed Merger, the persons soliciting proxies in connection with the proposed Merger on behalf of Atheros and the interests of those persons in the proposed Merger and related matters.  Atheros intends to mail the proxy statement to its stockholders as soon as practicable.  Investors and stockholders will be able to obtain a copy of the proxy statement (when available) and other documents filed by Atheros with the SEC free of charge at the Web site maintained by the SEC at
http://www.sec.gov.  In addition, documents filed with the SEC by Atheros are available free of charge by contacting Atheros Investor Relations (David Allen, 408-830-5762).
Participants in Solicitation
Atheros, and its directors, executive officers, and employees may be deemed to be participants in the solicitation of proxies from the Atheros stockholders in connection with the proposed Merger and related items.  Information regarding the directors and executive officers of Atheros and their ownership of Atheros stock is set forth in Atheros’ proxy statement for Atheros’ 2010 annual meeting of stockholders, which was filed with the SEC on April 7, 2010.  Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, and a description of their direct and indirect interests in the proposed transaction, which may differ from the interests of Atheros stockholders generally, will be set forth in the proxy statement to be filed in connection with the proposed Merger. Investors may obtain additional information regarding the interests of those participants by reading the proxy statement when it becomes available.

Agenda Agenda 4 Transaction Terms Strategy and Value Proposition Culture Q&A Summary Overview

The Companies
The Companies
A leader in next generation mobile
chipsets and technologies
Year founded: 1985
Headquarters: San Diego, CA
Product lines:
3G and 4G cellular technologies
Multi-core Snapdragon® applications
processors
Multimedia processors
3D graphics
Femtocell technologies
Display technologies
Employees: ~17,500
Annual revenue:  ~$11B in FY2010
Innovative technologies for wireless and
wired communications
Year founded: 1998
Headquarters: San Jose, CA
Product lines:
WLAN – Networking & Computing
Mobile WLAN
Ethernet
GPS
Bluetooth
Powerline
PON
Employees:  ~1,700
Annual revenue: ~$900M+ in FY2010

Transaction Terms
Transaction Terms

Anticipated closing – first half of 2011
Until closed, Atheros continues to operate as an independent company
Continued focus on execution
Consideration of $45 per share in cash
Total equity value of ~$3.5B and enterprise value (less cash) of
~$3.1B
Vested and unvested stock options and RSUs will convert to
Qualcomm equivalent
One of the largest fabless semiconductor acquisitions
in the industry’s history
Transaction
Value
What’s Next?

Enabling Richer Customer Solutions
Enabling Richer Customer Solutions

Expanding scale & capability
Driving innovation, performance, time-to-market and cost advantages
+
Bringing two leaders together
Combines the strengths of Keystone, the leading provider of mobile chipsets and wireless WAN technology with Tango, a leader in wired and wireless LAN connectivity
For richer customer solutions
Complementary strengths will bring significant benefits to our customers:
integrated, comprehensive platform offerings for multiple markets
Accelerating the “Internet of everything”
A shared vision that virtually all things will be connected, enabling converged experiences across devices and physical boundaries, including mobile cellular &
consumer electronics, computing, home & enterprise networks, home consumer electronics, broadband access & backhaul, smart grid & smart home
Expand Qualcomm’s semiconductor business into new
adjacent markets and build a more comprehensive
connectivity solutions roadmap.

Team Strength and Cultural Fit
Team Strength and Cultural Fit
Complementary technologies, customer channels and business ethic
Uniting significant talent and skills to drive connectivity leadership
A strong and tested collaboration between Qualcomm and Atheros since 2005
Engineering-driven cultures with track records of strong execution
Focused on enabling customer success
Qualcomm: Fortune 100, 10 Great Places to work the past 12 years

Q&A
Q&A
The BIG QUESTION: what does this mean for me?
Why is Keystone acquiring Tango?
Does Tango plan on keeping our name?
Will there be any layoffs at either company?
What will be the reporting relationships going forward?
How does this acquisition impact our current product roadmaps?
What impact will this deal have on customer relationships or other strategic partnerships that Tango may have in place?
How will our upcoming salary reviews be handled since there will be overlap with formal Keystone offers?
Will I lose benefits or pay as a result of this acquisition of Tango?
Other questions?

Summary
Summary
Atheros will become bigger and stronger, and will have many more resources
Much greater ability to drive our combined success
Until close, it’s business as usual

+
An exceptional way to accelerate toward our goal of
becoming a diversified communications company

11 T H A N K Y O U ! T H A N K Y O U !

Additional Information and Where to Find It

Atheros will file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the proposed merger with T Merger Sub, Inc. (the “Merger”), pursuant to which Atheros would be the surviving corporation and become a wholly owned subsidiary of Qualcomm. Investors and stockholders are urged to read the proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information regarding Qualcomm, Atheros, the proposed Merger, the persons soliciting proxies in connection with the proposed Merger on behalf of Atheros and the interests of those persons in the proposed Merger and related matters. Atheros intends to mail the proxy statement to its stockholders as soon as practicable. Investors and stockholders will be able to obtain a copy of the proxy statement (when available) and other documents filed by Atheros with the SEC free of charge at the Web site maintained by the SEC at http://www.sec.gov. In addition, documents filed with the SEC by Atheros are available free of charge by contacting Atheros Investor Relations (David Allen, 408-830-5762).

Participants in Solicitation

Atheros, and its directors, executive officers, and employees may be deemed to be participants in the solicitation of proxies from the Atheros stockholders in connection with the proposed Merger and related items. Information regarding the directors and executive officers of Atheros and their ownership of Atheros stock is set forth in Atheros’ proxy statement for Atheros’ 2010 annual meeting of stockholders, which was filed with the SEC on April 7, 2010. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, and a description of their direct and indirect interests in the proposed transaction, which may differ from the interests of Atheros stockholders generally, will be set forth in the proxy statement to be filed in connection with the proposed Merger. Investors may obtain additional information regarding the interests of those participants by reading the proxy statement when it becomes available.

Note on Forward-Looking Statements

Certain statements in this communication, including, but not limited to, statements regarding the expected benefits and costs of the transaction; the expected timing of the completion of the transaction; any statements of the plans, strategies and objectives of management for future operations; and any statements of assumptions underlying any of the foregoing are forward-looking statements within the meaning of the Private Securities Reform Act of 1995 that are subject to risks and uncertainties that could cause results to be materially different than those discussed in these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the anticipated benefits of the proposed merger may not be realized; that the merger will not be consummated; failure to receive regulatory or stockholder approval for the acquisition; risks associated with acquisitions, including the ability to successfully integrate technologies, employees and operations; diversion of management’s attention and retaining key employees; and other risks detailed from time to time in the reports Atheros files with the Securities and Exchange Commission including Atheros’ Form 10-K for the year ended December 31, 2009 and Form 10-Q for the quarter ended September 30, 2010. Copies of reports Atheros files with the SEC are posted on its Web site and are available from Atheros without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, Atheros disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.